                                                               EXECUTION VERSION

                           AMENDMENT NO. 3 AND JOINDER
                         TO MASTER REPURCHASE AGREEMENT

     Amendment No. 3, dated as of September 19, 2005 (this "Amendment"), among
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), MORTGAGEIT, INC.
("MortgageIT" and a "Seller"), MORTGAGEIT HOLDINGS, INC. ("Holdings" and a
"Seller") and MHL FUNDING CORP. ("MHL" and together with MortgageIT and
Holdings, the "Sellers").

                                    RECITALS

     The Buyer, MortgageIT and Holdings are parties to that certain Master
Repurchase Agreement, dated as of March 11, 2005 as amended by Amendment No. 1, dated as of June 17, 2005 and Amendment No. 2, dated as of July 18, 2005 (the
"Existing Master Repurchase Agreement"; as amended by this Amendment, the
"Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase
Agreement.

     The Buyer, MortgageIT and Holdings have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to permit MHL to become an additional Seller under the Master Repurchase
Agreement and to enter into Transactions with respect to Mortgage Loans.

     The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase
Agreement;

     Accordingly, the Buyer and the Sellers agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing
Master Repurchase Agreement is hereby amended as follows: Section 1. Agreement and Joinder with respect to MHL. MHL hereby agrees to all of the provisions of the Existing Master Repurchase Agreement, and effective on the date hereof, becomes a party to the Repurchase Agreement, as Seller, with the same effect as if the undersigned were an original signatory to the Existing Master Repurchase
Agreement. Upon the execution and effectiveness of this Amendment, all references to Seller in the Repurchase Agreement shall include MHL.

     Section 2. Definitions. Section 2 of the Existing Repurchase Agreement is
hereby amended by:

     2.1 adding the following definitions in their proper alphabetical order:

     "Aggregation Mortgage Loan" shall mean an Eligible Mortgage Loan which (i)
the Sellers have intended to be aggregated with like Mortgage Loans to create mortgage-backed securities or similar instruments through a securitization in which Buyer or an Affiliate of the Buyer is lead or co-lead and (ii) has not been subject to a Transaction hereunder for a period greater than 120 days from the date such Eligible Mortgage Loan is identified for securitization.

     "Cash Equivalents" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United
States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States
Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f)
securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "Seller" means each of MortgageIT Holdings, Inc., MortgageIT, Inc., MHL
Funding Corp. or their permitted successors and assigns. 2.2 deleting the definitions of "Market Value", "Maximum Aggregate Purchase Price" and "Purchase
Price Percentage" in their entirety and replacing them with the following:

     "Market Value" means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an
Affiliate thereof) in its sole discretion. Without limiting the generality of the foregoing, each Seller acknowledges that (a) in the event that a Purchased
Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Market
Value for such Mortgage Loan to be no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

          (i) a breach of a representation, warranty or covenant made by any
     Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

          (ii) such Purchased Mortgage Loan is a Non-Performing Mortgage Loan
     (other than a Repurchased Mortgage Loan);

          (iii) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a
     Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

          (iv) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out
     Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

          (v) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater 180 days;

          (vi) such Purchased Mortgage Loan is an Aggregation Mortgage Loan which has been subject to a Transaction hereunder for a period greater than
     120 days from the date such Purchased Mortgage Loan is identified for securitization;

          (vii) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the seventh Business Day after the related Purchase Date;

          (viii) such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which Seller then has been approved due to a
     Requirement of Law relating to consumer credit laws or otherwise;

          (ix) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage Loans), the aggregate Purchase Price of all Aged Loans that are Purchased Mortgage
     Loans (other than Aggregation Mortgage Loans) exceeds $60 million;

          (x) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage Loans), the aggregate Purchase Price of all Second Lien Mortgage Loans (including
     HELOCs) that are Purchased Mortgage Loans (other than Aggregation Mortgage
     Loans) exceeds $120 million;

          (xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage Loans), the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are
     Purchased Mortgage Loans (other than Aggregation Mortgage Loans) exceeds
     $120 million;

          (xii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage
     Loans), the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are
     Purchased Mortgage Loans (other than Aggregation Mortgage Loans) exceeds
     $180 million;

          (xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage
     Loans), the aggregate Purchase Price of all Repurchased Mortgage Loans that are Purchased Mortgage Loans (other than Aggregation Mortgage Loans)
     exceeds $10 million;

          (xiv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Mortgage Loans that are accompanied by a lost note affidavit exceeds
     $1.5 million;

          (xv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans (other than Aggregation Mortgage Loans), the aggregate Purchase Price of all Purchased Mortgage Loans (other than
     Aggregation Mortgage Loans) exceeds $600 million; or

          (xvi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aggregation Mortgage Loans that are Purchased Mortgage Loans exceeds
     $150 million.

     "Maximum Aggregate Purchase Price" means SEVEN HUNDRED FIFTY MILLION
DOLLARS ($750,000,000).

     "Purchase Price Percentage" means, with respect to each Mortgage Loan, the following percentage, as applicable:

     (a) 98% with respect to Purchased Mortgage Loans (other than Aged Loans);

     (b) 96% with respect to Aged Loans;

     (c) with respect to Transactions the subject of which are Exception
Mortgage Loans, a percentage to be determined by Buyer in its sole discretion.
Section 3. Conditions to All Transactions. Section 10 of the Existing Repurchase
Agreement is hereby amended by adding the following Subsection 10(a)(10)
thereto:

     "(10) MHL. MHL shall deliver the following before MHL shall be permitted to enter into a Transaction hereunder:

          (i) A favorable written opinion of counsel to MHL (which shall include, without limitation, creation and perfection of the security interests created herein, corporate and enforceability opinions related to the execution of this Amendment);

          (ii) A good standing certificate and certified copies of the charter and by-laws (or equivalent documents) of MHL and of all corporate or other authority for MHL with respect to the execution, delivery and performance of this Amendment and this Agreement and each other document to be delivered by MHL from time to time in connection herewith (and the Buyer may conclusively rely on such certificate until it receives notice in writing from MHL to the contrary);

          (iii) Evidence that all other actions necessary, or in the opinion of
     Buyer, desirable to perfect and protect Buyer's interest in the Purchased
     Mortgage Loans and other Repurchase Assets have been taken, including, without limitation, UCC searches and

     duly authorized and filed Uniform Commercial Code financing statements on
     Form UCC-1 with respect to MHL."

     Section 4. Section 14 of the Existing Repurchase Agreement is hereby amended by:

     4.1 deleting Subsection (a) in its entirety and replacing it with the following:

     "(a) Adjusted Tangible Net Worth. Sellers, on a consolidated basis, shall maintain an Adjusted Tangible Net Worth of at least the sum of (i) $175,000,000 plus (ii) 75% of proceeds from any equity issuance of any Seller from and after
January 1, 2005."

     4.2 adding the following Subsection (gg) thereto:

     "(gg) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, they have cash and Cash
Equivalents in an amount not less than $20 million."

     Section 5. Conditions Precedent. This Amendment shall become effective on
September 19, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

     5.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

          (i) this Amendment, executed and delivered by duly authorized officers of the Buyer and Sellers;

          (ii) Amendment No. 1 and Joinder to the Custodial Agreement, executed and delivered by duly authorized officers of the Buyer, the Sellers and the
     Custodian;

          (iii) Amendment No. 1 and Joinder to the Disbursement Agreement,
     executed and delivered by duly authorized officers of the Buyer, the
     Sellers and the Custodian;

          (iv) Amendment No. 1 and Joinder to the Electronic Tracking Agreement,
     executed and delivered by duly authorized officers of the Buyer, the
     Sellers, the Electronic Agent and MERS; and

          (v) such other documents as the Buyer or counsel to the Buyer may reasonably request.

     5.2 Payment of Attorneys' Fees. On the Amendment Effective Date, the
Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $3,000.

     Section 6. Representations and Warranties.

     6.1 Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing
Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing
Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

     6.2 In addition, MHL make the following representation and warranty as of the Amendment Effective Date, and as of each Purchase Date:

     "Chief Executive Office/Jurisdiction of Organization. MHL's chief executive office is, and has been, located at 33 Maiden Lane, 6th Floor, New York, New
York 10038. MHL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware."

     Section 7. Joint and Several Obligations. Each Seller and Buyer hereby acknowledge and agree that MortgageIT, Holdings and MHL are each jointly and severally liable to Buyer for all of their respective representations, warranties and covenants hereunder and under the Existing Repurchase Agreement.

     Section 8. Limited Effect. Except as expressly amended and modified by this
Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

     Section 9. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

     SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                        CREDIT SUISSE FIRST BOSTON
                                              MORTGAGE CAPITAL LLC,
                                              AS BUYER

                                              By: /s/ Randall Eron Shy
                                                  --------------------
                                                  Name: Randall Eron Shy
                                                  Title: Vice President

MortgageIT:                                   MORTGAGEIT, INC.,
                                              AS SELLER

                                              By: /s/ Robert A. Gula
                                                  ------------------
                                                  Name: Robert A. Gula
                                                  Title: Chief Financial Officer

Holdings:                                     MORTGAGEIT HOLDINGS, INC.,
                                              AS SELLER

                                              By: /s/ Glenn J. Mouridy
                                                  --------------------
                                                  Name: Glenn J. Mouridy
                                                  Title: President and
                                                         Chief Financial Officer

MHL:                                          MHL FUNDING CORP.,
                                              AS SELLER

                                              By: /s/ Glenn J. Mouridy
                                                  --------------------
                                                  Name: Glenn J. Mouridy
                                                  Title: President

                                                               EXECUTION VERSION

                                    Exhibit A

                        OFFICER'S COMPLIANCE CERTIFICATE
                        --------------------------------

I, ___________________, do hereby certify that I am the duly elected, qualified and authorized officer of MortgageIT, Inc. ("MortgageIT"). This Certificate is
delivered to you in connection with Section 17b of the Master Repurchase
Agreement dated as of March 11, 2005, among MortgageIT, Inc., MortgageIT
Holdings, Inc., MHL Funding Corp. and Credit Suisse First Boston Mortgage
Capital LLC (as amended from time to time, the "Agreement"), as the same may have been amended from time to time. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, MortgageIT is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

     Adjusted Tangible Net Worth. The Sellers, on a consolidated basis, have maintained an Adjusted Tangible Net Worth of at least the sum of (i)
     $175,000,000 plus (ii) 75% of proceeds from any equity issuance of any
     Seller from and after January 1, 2005. A detailed summary of the calculation of Seller's actual Adjusted Tangible Net Worth is provided in
     Schedule 1 hereto.

     Indebtedness to Adjusted Tangible Net Worth Ratio. The Sellers, on a
     consolidated basis, have maintained the ratio of Adjusted Indebtedness to
     Adjusted Tangible Net Worth of no greater than 15:1 and the ratio of
     Indebtedness to Adjusted Tangible Net Worth no greater than 25:1. A calculation of Sellers' actual Indebtedness to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

     Maintenance of Profitability. Sellers have not permitted, for any Test
     Period, Net Income for such Test Period, before income taxes for such Test
     Period and distributions made during such Test Period, to be less than
     $1.00.

     Maintenance of Liquidity. The Sellers, on a consolidated basis, have ensured that, as of the end of each calendar month, they have cash and Cash
     Equivalents in an amount not less than $20 million.

     Insurance. Sellers or their Affiliates, have maintained, for Sellers and their Subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud or an aggregate amount of at least $_____________. The actual amount of such coverage is $_____________.

                                      D-1

     Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Sellers, and do not omit any material fact as of the date(s) thereof.

     Documentation. Sellers have performed the documentation procedures required by their operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or have verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

     Compliance. Each Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the applicable Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

     Regulatory Action. No Seller is currently under investigation or, to best of any Seller's knowledge, no investigation by any federal, state or local government agency is threatened. No Seller has been the subject of any government investigation that has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Sellers' business. [If so, the applicable Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

     No Default. No Default or Event of Default has occurred or is continuing.
     [If any Default or Event of Default has occurred and is continuing, applicable Seller shall describe the same in reasonable detail and describe the action such Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, such Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

     Indebtedness. All Indebtedness (other than Indebtedness evidenced by the
     Repurchase Agreement) of Sellers existing on the date hereof is listed on
     Schedule 2 hereto.

     Purchased Mortgage Loans. Attached hereto as Schedule 3 is a true and correct list of all Mortgage Loans purchased by Buyer and held by Custodian pending repurchase.

     Originations. Attached hereto as Schedule 4 is a true and correct summary of all Mortgage Loans originated by Sellers during the calendar quarter ending on [DATE].

     Heding. Attached hereto as Schedule 5 is a true and correct summary of all
     Interest Rate Protection Agreements entered into or maintained by Sellers during the calendar quarter ending on [DATE].

                                      D-2

     REIT Qualification Tests. Holdings is, and has been since _____________, a real estate investment trust (a "REIT") for U.S. federal income tax purposes. Attached hereto as Schedule 5 is a true and correct summary of the calculations for REIT qualification of Holdings.

     REIT Asset and Income Tests.
     ----------------------------

     1. At the close of each taxable year, at least 75 percent of Holdings'
     gross income consists of (i) "rents from real property" within the meaning of Section 856(c)(3)(A) of the Code, (ii) interest on obligations secured by mortgages on real property or on interests in real property, within the meaning of Section 856(c)(3)(B) of the Code, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not property described in Section 1221(a)(1) of the Code, within the meaning of Section
     856(c)(3)(C) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions" within the meaning of
     Section 857(b)(6)(B)(iii) of the Code) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other qualifying REITs within the meaning of Section
     856(d)(3)(D) of the Code, and (v) amounts described in Sections
     856(c)(3)(E) through 856(c)(3)(I) of the Code.

     2. At the close of each taxable year, at least 95 percent of Holdings'
     gross income consists of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code),
     (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(a)(1) of the
     Code, (iii) interest, (iv) dividends, and (v) income derived from payments to Holdings on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment as described in section 856(c)(5)(G), in each case within the meaning of
     Section 856(c)(2) of the Code.

     3. At the close of each quarter of Holdings' taxable years, at least 75 percent of the value of Holdings' total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will consist of real estate assets within the meaning of Sections 856(c)(4) and
     856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Holdings' operations, but not including receivables purchased from another person), and Government Securities;
     unless (a) the test described in this paragraph (3) has been satisfied as of the end of the immediately preceding quarter of Holdings' taxable year,
     (b) such test is not satisfied as the result of the acquisition of a security or property during the current quarter of Holdings' taxable year,
     (c) Holdings delivers within 10 days of the end of the current quarter of
     Holdings' taxable year to Buyer notice that such test is not satisfied, (d)
     such test is satisfied

                                      D-3

     within the 30 day period as provided under section 856(c)(4), and (e) an officer of Holdings certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to Buyer evidencing such satisfaction.

     4. At the close of each quarter of each of Holdings' taxable years, (a) not more than 25 percent of Holdings' total asset value will be represented by securities (other than those described in paragraph 3), (b) not more than
     20 percent of Holdings' total asset value will be represented by securities of one or more taxable REIT subsidiaries, and (c) (i) not more than 5 percent of the value of Holdings' total assets will be represented by securities of any one issuer (other than Government Securities and securities of taxable REIT subsidiaries), and (ii) Holdings will not hold securities possessing more than 10 percent of the total voting power or value of the outstanding securities of any one issuer (other than
     Government Securities, securities of taxable REIT subsidiaries, and securities of a qualified REIT subsidiary within the meaning of Section
     856(i) of the Code); unless (d) the tests described in this paragraph (4)
     have been satisfied as of the end of the immediately preceding quarter of
     Holdings' taxable year, (e) any of the tests described in this paragraph
     (4) are not satisfied as the result of the acquisition of a security or property during the current quarter of Holdings' taxable year, (f) Holdings delivers within 10 days of the end of the current quarter of Holdings'
     taxable year to Buyer notice that such test is not satisfied, (g) such test is satisfied within the 30 day period as provided under section 856(c)(4), and (h) an officer of Holdings certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to
     Buyer evidencing such satisfaction.

                                      D-4

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                                          By:
                                              ----------------------------------

                                          Name:
                                                --------------------------------

                                          Title:
                                                 -------------------------------

                                      D-5

                 SCHEDULE 1 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------
                       CALCULATIONS OF FINANCIAL COVENANTS
                         AS OF THE QUARTER ENDED [DATE]

--------------------------------------------------------------------------------
I.    ADJUSTED TANGIBLE NET WORTH
--------------------------------------------------------------------------------
1.    Net Worth (book)                                              $
--------------------------------------------------------------------------------
      Plus:
--------------------------------------------------------------------------------
2.    Subordinated Debt (maturity > CSFB line maturity)             $
--------------------------------------------------------------------------------
I.(A) TOTAL OF ITEMS 1-2                                            $
--------------------------------------------------------------------------------

      Less:
--------------------------------------------------------------------------------
3.    Capitalized servicing balance                                 $
--------------------------------------------------------------------------------
4.    Goodwill                                                      $
--------------------------------------------------------------------------------
5.    Receivables or advances due from shareholders,                $
      affiliates, employees or related parties
--------------------------------------------------------------------------------
6.    Trademarks                                                    $
--------------------------------------------------------------------------------
7.    Capitalized organizational expenses                           $
--------------------------------------------------------------------------------
8.    Copyrights                                                    $
--------------------------------------------------------------------------------
9.    Tradenames                                                    $
--------------------------------------------------------------------------------
10.   Restricted Cash                                               $
--------------------------------------------------------------------------------
11.   Deferred Charges                                              $
--------------------------------------------------------------------------------
12.   Prepaid assets                                                $
--------------------------------------------------------------------------------
13.   Investments in related entities, partnerships                 $
--------------------------------------------------------------------------------
14.   Any other intangible assets                                   $
--------------------------------------------------------------------------------

I.(B) TOTAL OF ITEMS 3-14                                           $
--------------------------------------------------------------------------------

I.(C) ACTUAL ADJUSTED TANGIBLE NET WORTH (A MINUS B)                $
--------------------------------------------------------------------------------
      Adjusted Tangible Net Worth Covenant                          $
--------------------------------------------------------------------------------
      COMPLIANCE?                                                   YES / NO
--------------------------------------------------------------------------------

II.   LEVERAGE RATIO
--------------------------------------------------------------------------------

      TOTAL DEBT DIVIDED BY ADJUSTED TANGIBLE NET WORTH - ACTUAL    XX.X
--------------------------------------------------------------------------------
      Leverage Covenant                                             xx.x
--------------------------------------------------------------------------------
      COMPLIANCE?                                                   YES / NO
--------------------------------------------------------------------------------

                                      D-6

                 SCHEDULE 2 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                  INDEBTEDNESS as of _________________________

--------------------------------------------------------------------------------

                          TOTAL             OUTSTANDING
      LENDER           COMMITMENT           INDEBTEDNESS      EXPIRATION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      D-7

                 SCHEDULE 3 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                            PURCHASED MORTGAGE LOANS

                                      D-8

                 SCHEDULE 4 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                       OVERALL MORTGAGE LOAN ORIGINATIONS

--------------------------------------------------------------------------------

                              TOTAL NUMBER OF           AGGREGATE PRINCIPAL
                               MORTGAGE LOANS           BALANCE OF MORTGAGE
    MORTGAGE LOAN TYPE           ORIGINATED               LOANS ORIGINATED
--------------------------------------------------------------------------------
   Alt-A Mortgage Loans
--------------------------------------------------------------------------------
 Conforming Mortgage Loans
--------------------------------------------------------------------------------
          HELOCs
--------------------------------------------------------------------------------
   Jumbo Mortgage Loans
--------------------------------------------------------------------------------
Second Lien Mortgage Loans
--------------------------------------------------------------------------------
 Sub-Prime Mortgage Loans
--------------------------------------------------------------------------------

                                      D-9

                 SCHEDULE 5 TO OFFICER'S COMPLIANCE CERTIFICATE
                 ----------------------------------------------

                       Interest Rate Protection Agreements

                                      D-10

                 SCHEDULE 6 TO OFFICER'S COMPLIANCE CERTIFICATE
                       CALCULATIONS FOR REIT QUALIFICATION
                         AS OF THE QUARTER ENDED [DATE]

--------------------------------------------------------------------------------
I.    75% OF GROSS INCOME (SECTION 856(C)(3)):
--------------------------------------------------------------------------------
1.    Gross income for quarter                                        $
--------------------------------------------------------------------------------
2.    Qualifying income under section 856(c)(3)                       $
--------------------------------------------------------------------------------
3.    Line 2 divided by Line 1 (cannot be less than 0.75)
--------------------------------------------------------------------------------

II.   95% OF GROSS INCOME (SECTION 856(C)(2)):
--------------------------------------------------------------------------------
4.    Qualifying income under section 856(c)(2)
--------------------------------------------------------------------------------
5.    Line 4 divided by Line 1 (cannot be less than 0.95)
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III.  75% OF TOTAL ASSETS (SECTION 856(C)(4)(A)):
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6.    Value of total assets                                           $
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7.    Qualifying assets under section 856(c)(4)(A)                    $
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8.    Line 7 divided by Line 6 (cannot be less than 0.75)
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IV.   25% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(I)):
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9.    Value of securities held (other than those included in Line 7)  $
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10.   Line 9 divided by Line 6 (cannot be more than 0.25)
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V.    20% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(II)):
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11.   Value of securities of one or more taxable REIT subsidiaries    $
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12.   Line 11 divided by Line 6 (cannot be more than 0.2)
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VI.   5% OF TOTAL ASSETS (SECTION 856(C)(4)(B)(III)(I)):
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13.   Value of securities held of each issuer (except for those
      included in Line 7 or Line 11)
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14.   Line 13 divided by Line 6 (cannot be more than 0.05)
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